UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 16, 2007 (April 16, 2007)

DYNEGY INC.

(formerly named Dynegy Acquisition, Inc.)

DYNEGY ILLINOIS INC.

(formerly named Dynegy Inc.)

(Exact name of registrant as specified in its charter)

Delaware	333-139221	20-5653152
Illinois	1-15659	74-2928353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 507-6400

N/A

Dynegy Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Dynegy Inc. (“Dynegy”) is participating in a series of meetings with analysts and investors April 16-18, 2007 at which Bruce A. Williamson, Dynegy’s Chairman and Chief Executive Officer, and Holli C. Nichols, Dynegy’s Executive Vice President and Chief Financial Officer, will be presenting. The slide presentation for use by Dynegy in conjunction with these meetings is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The presentation slides include statements intended as “forward-looking statements,” which are subject to the cautionary statement about forward-looking statements set forth therein. Certain of the slides set forth in Exhibit 99.1 also contain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included to the extent available without unreasonable effort.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document
*99.1	Dynegy Inc. slide presentation.

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: April 16, 2007	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President

DYNEGY ILLINOIS INC.
(Registrant)

Dated: April 16, 2007	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Document
*99.1	Dynegy Inc. slide presentation.

*	Furnished herewith.